THE ENERGY & MINERALS GROUP EV, SOLAR & BATTERY MATERIALS (LITHIUM, NICKEL, COPPER, COBALT) FUTURES STRATEGY ETF
CONSOLIDATED PORTFOLIO OF INVESTMENTS
MAY 31, 2023 (UNAUDITED)

	COUPON*	MATURITY DATE	PAR (000’s)	VALUE
SHORT-TERM INVESTMENTS — 86.5%
U.S. TREASURY OBLIGATIONS — 78.0%
United States Treasury Bill	4.773%	06/29/23	$2,000	$1,992,156
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,992,891)				1,992,156

			NUMBER OF SHARES (000’s)
MONEY MARKET DEPOSIT ACCOUNT — 8.5%
U.S. Bank Money Market Deposit Account, 5.00%(a)			216	215,932
TOTAL MONEY MARKET DEPOSIT ACCOUNT
(Cost $215,932)				215,932

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,208,823)				2,208,088
TOTAL INVESTMENTS — 86.5%
(Cost $2,208,823)				2,208,088

OTHER ASSETS IN EXCESS OF LIABILITIES — 13.5%				346,280
NET ASSETS — 100.0%				$2,554,368

*	Short-term investments’ coupon reflects the annualized yield on the date of purchase for discounted investments.
(a)	The rate shown is as of May 31, 2023.

The accompanying notes are an integral part of the consolidated portfolio of investments.

THE ENERGY & MINERALS GROUP EV, SOLAR & BATTERY MATERIALS (LITHIUM, NICKEL, COPPER, COBALT) FUTURES STRATEGY ETF
CONSOLIDATED PORTFOLIO OF INVESTMENTS IN FUTURES CONTRACTS
MAY 31, 2023 (UNAUDITED)

Futures contracts outstanding as of May 31, 2023 were as follows:

				VALUE AND
				UNREALIZED
	EXPIRATION	NUMBER OF	NOTIONAL	APPRECIATION/
LONG CONTRACTS	DATE	CONTRACTS	AMOUNT	(DEPRECIATION)
Copper	Sep-23	21	$1,918,087	$(201,847)
Lithium Hydroxide Monohydrate	Jul-23	3	163,800	(46,208)
Lithium Hydroxide Monohydrate	Aug-23	3	165,000	(38,258)
London Metals Exchange Nickel	Sep-23	2	247,644	(42,819)
Total Futures Contracts				$(329,132)

The accompanying notes are an integral part of the consolidated portfolio of investments.

EMG ETF
NOTES TO CONSOLIDATED PORTFOLIO OF INVESTMENTS
MAY 31, 2023 (UNAUDITED)

CONSOLIDATION OF SUBSIDIARY —The Adviser’s EMG ETF Program will be achieved by the Fund investing up to 25% of its total assets in the EMG ETF Cayman Fund Limited (the “Subsidiary”), a wholly-owned and controlled subsidiary for the Fund organized under the laws of the Cayman Islands. The consolidated financial statements of the Fund include the financial statements of the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling financial interest. All inter-company accounts and transactions have been eliminated. As of the end of the reporting period, the net assets of the Subsidiary were $347,135, which represented 13.59% of the Fund’s net assets.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB Fund, Trust’s Board of Trustees (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 – Prices are determined using quoted prices in active markets for identical securities.

• Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of May 31, 2023 in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$2,208,088	$2,208,088	$-	$-
Total Assets	$2,208,088	$2,208,088	$-	$-

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Commodity Futures Contracts	$(329,132)	$(329,132)	$-	$-
Total Liabilities	$(329,132)	$(329,132)	$-	$-

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 purchases, sales, or transfers.

For more information with regard to significant accounting policies, see the most recent annual report or prospectus filed with the Securities and Exchange Commission.